UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 21, 2025

Onar Holding Corporation
(Exact name of registrant as specified in its charter)

Nevada	00-56012	47-2200506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8605 Santa Monica Boulevard, PMB 36522, Los Angeles, CA 90069
(Address of principal executive offices)

Registrant’s telephone number, including area code (512) 407-2623

Reliant Holdings, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RELT	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Reliant Holdings, Inc. is referred to herein as the “Company,” “we,” “our,” or “us.”

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 21, 2025, pursuant to the Definitive Information Statement on Schedule 14(c) as filed with the Securities Exchange Commission (“SEC”) on August 23, 2024, the Company filed with the Secretary of State for Nevada a Certificate of Amendment to the Articles of Incorporation of the Company wherein the name of the Company was changed to Onar Holding Corporation.

SECTION 8- OTHER EVENTS

Item 8.01 Other Events

On January 31, 2025, the Financial Industry Regulatory Authority (“FINRA”) announced on their Daily List the Name Change and Symbol Change for Reliant Holdings, Inc. (RELT). The new name will be Onar Holding Corporation, and the new ticker symbol will be ONAR. The corporate action will take effect at the open of business on February 3, 2025.

SECTION 9- FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

3.1	Amended and Restated Articles of Incorporation of Reliant Holdings, Inc.
104	Inline XBRL for the cover page of this Current Report on Form 8-K

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Onar Holding Corporation
(Registrant)
Date: February 3, 2025
	By:	/s/ Claude Zdanow
	Name:	Claude Zdanow
	Title:	Chief Executive Officer

3